Exhibit 99.1

Horizon Health Corporation

Quarterly Segment Information

(In thousands, except statistical information)

	(A)	(B)	(C)	(D)
	Hospital Services	Contract Management Services	EAP Services	Other	Eliminations	Consolidated
Three months ended November 30, 2004

Revenues	$9,114	$25,126	$13,023	$23	$—	$47,286

Intercompany Revenues	—	3	81	—	(84)	—

Cost of Services	6,612	16,788	11,704	—	(90)	35,014

EBITDA (E)	1,964	7,378	876	(4,316)	6	5,908

Total Assets	42,410	158,705	47,728	47,693	(148,658)	147,878

Average Contract Locations in Operation		129.8

Three months ended February 28, 2005

Revenues	$12,174	$24,935	$12,535	$68	$—	$49,712

Intercompany Revenues	—	8	94	—	(102)	—

Cost of Services	10,094	16,969	10,721	(100)	(109)	37,575

EBITDA (E)	1,404	7,062	1,293	(3,634)	7	6,132

Total Assets	46,365	158,260	47,465	47,102	(148,429)	150,763
Average Contract Locations in Operation		127.5

Six months ended February 28, 2005

Revenues	$21,288	$50,061	$25,558	$91	$—	$96,998

Intercompany Revenues	—	11	175	—	(186)	—

Cost of Services	16,706	33,757	22,425	(100)	(199)	72,589

EBITDA (E)	3,368	14,440	2,169	(7,950)	13	12,040

Total Assets	46,365	158,260	47,465	47,102	(148,429)	150,763

Average Contract Locations in Operation		128.6

	(A)	(B)	(C)	(D)
	Hospital Services	Contract Management Services	EAP Services	Other	Eliminations	Consolidated
Three months ended May 31, 2005

Revenues	$16,110	$25,554	$12,106	$35	$—	$53,805

Intercompany Revenues	—	10	77	—	(87)	—

Cost of Services	12,470	16,793	11,608	—	(89)	40,782

EBITDA (E)	2,897	8,038	22	(4,598)	1	6,360

Total Assets	47,144	128,953	47,497	53,680	(96,701)	180,573

Average Contract Locations in Operation		126.4

Nine months ended May 31, 2005

Revenues	$37,398	$75,615	$37,664	$126	$—	$150,803

Intercompany Revenues	—	21	252	—	(273)	—

Cost of Services	29,176	50,550	34,033	(100)	(288)	113,371

EBITDA (E)	6,265	22,478	2,191	(12,548)	14	18,400

Total Assets	47,144	128,953	47,497	53,680	(96,701)	180,573

Average Contract Locations in Operation		127.9

Three months ended August 31, 2005

Revenues	$23,179	$22,878	$10,413	$119	$—	$56,589

Intercompany Revenues	—	13	72	—	(85)	—

Cost of Services	19,660	14,397	12,676	14	(86)	46,661

EBITDA (E)	1,663	7,365	(2,819)	(4,852)	1	1,358

Total Assets	84,952	130,102	47,561	39,207	(114,604)	187,218

Average Contract Locations in Operation		124.9

Twelve months ended August 31, 2005

Revenues	$60,577	$98,493	$48,077	$245	$—	$207,392

Intercompany Revenues	—	34	324	—	(358)	—

Cost of Services	48,836	64,947	46,709	(86)	(374)	160,032

EBITDA (E)	7,928	29,843	(628)	(17,400)	15	19,758

Total Assets	84,952	130,102	47,561	39,207	(114,604)	187,218

Average Contract Locations in Operation		127.1

(A)	Hospital Services provides behavioral health services through the Company’s owned and leased behavioral healthcare facilities.

(B)	Contract Management Services provides behavioral health and physical rehabilitation contract management services to acute care hospitals.

(C)	EAP Services provides employee assistance programs primarily to employers.

(D)	“Other” represents revenue and expenses associated with the Company’s primary general and administrative costs, i.e., expenses associated with the corporate offices and National Support Center located in the Dallas suburb of Lewisville, Texas which provides management, financial, human resources, and information system support for the Company and its subsidiaries. Also included in other are the assets of ProCare One Nurses, which was classified as discontinued operations effective with its sale on August 29, 2005.

(E)	EBITDA is a presentation of “earnings before interest, taxes, depreciation, and amortization.” EBITDA is the unit of measure reviewed by the chief operating decision makers in determining segment operating performance. EBITDA may not be comparable to similarly titled measures reported by other companies. In addition, EBITDA is a non-GAAP measure and should not be considered an alternative to operating or net income in measuring company results. For the fiscal year ended August 31, 2005, EBITDA is derived by adding depreciation & amortization, net interest expense and impairment loss on building to income before income taxes as follows:

Income before income taxes	$14,058
Depreciation & amortization	3,387
Interest, net	1,298
Impairment loss on building	1,015

EBITDA	$19,758